EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Leslie Abi-Karam
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ Leslie Abi-Karam
Leslie Abi-Karam

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Glynis A. Bryan
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ Glynis A. Bryan
Glynis A. Bryan

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Jerry W. Burris
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ Jerry W. Burris
Jerry W. Burris

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
T. Michael Glenn
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ T. Michael Glenn
T. Michael Glenn

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Charles A. Haggerty
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ Charles A. Haggerty
Charles A. Haggerty

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
David H. Y. Ho
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ David H. Y. Ho
David H. Y. Ho

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
David A. Jones
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ David A. Jones
David A. Jones

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Ronald L. Merriman
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ Ronald L. Merriman
Ronald L. Merriman

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
William T. Monahan
hereby constitute and appoint Randall J. Hogan, John L. Stauch and Louis L. Ainsworth, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.
     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 23rd day of February, 2010.

/s/ William T. Monahan
William T. Monahan